SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 7, 1999


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-9466                       13-3216325
           (Commission File Number) (IRS Employer Identification No.)

           3 World Financial Center
              New York, New York                  10285
             (Address of principal              (Zip Code)
              executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

4.01 Calculation Agency Agreement, dated as of July 1, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent.

4.02 Global Security representing $34,152,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index BASES (Basket Adjusting Structured Equity Securities) Notes Due 2004, dated July 7, 1999.





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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEHMAN BROTHERS HOLDINGS INC.



                                         By:      /s/ Jennifer Marre
                                                  Jennifer Marre
                                                  Vice President





Date:  July 7, 1999




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                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


4.01 Calculation Agency Agreement, dated as of July 1, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent.

4.02 Global Security representing $34,152,000 aggregate principal amount of the Corporation's 10 Uncommon Values Index BASES (Basket Adjusting Structured Equity Securities) Notes Due 2004, dated July 7, 1999.